Exhibit 31.1(b)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, David Koontz, certify that:

1. I have reviewed this amended annual report on Form 10-KSB/A of O2Diesel Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2004	/s/ David Koontz

David Koontz
Chief Financial Officer